UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 7, 2023
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)
(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On March 2, 2023, HEICO Corporation (the “Company") identified a cybersecurity incident that impacted certain of its information technology (“IT”) systems. The Company, with the support of third-party cyber defense firms, took immediate steps to contain, investigate and remediate the incident. The Company also notified law enforcement. The incident promptly was contained, and the affected IT systems have been substantially restored to full operational capabilities.

In addition to the disruption to certain IT systems, the incident involved the theft of some internal business documents. The Company became aware on April 7, 2023 that information related to the Company was posted on the dark web.

Based on information available to date, the Company believes the incident will have no material impact on its financial results of operations for its fiscal second quarter ending April 30, 2023 or for the current fiscal year ending October 31, 2023.

The Company continues to work diligently to investigate this cybersecurity incident, including to assess the data that may have been affected. The Company is complying with its legal obligations regarding the incident, including making appropriate notifications.

Forward Looking Information

Certain statements in this Current Report on Form 8-K constitute forward-looking statements, which are subject to risks, uncertainties and contingencies. The Company's actual results may differ materially from those expressed in or implied by those forward-looking statements as a result of factors including, but not limited to, new information uncovered about the cybersecurity incident. Parties receiving this Current Report on Form 8-K are encouraged to review all of the Company's filings with the Securities and Exchange Commission, including, but not limited to filings on Form 10-K, Form 10-Q and Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	April 12, 2023	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer